Exhibit 10.28

                         ADVANCING TERM PROMISSORY NOTE

$110,000.00 Dated:                                             December 31, 2003
                                                         Oklahoma City, Oklahoma

     FOR VALUE RECEIVED, The Beard Company, an Oklahoma corporation (the "Borrower"), unconditionally promises to pay to the order of Cibola Corporation (together with any assignees or successors-in-interest, the "Lender"), the principal sum of One Hundred Ten Thousand Dollars ($110,000.00), or so much thereof as shall be disbursed and outstanding, plus interest accruing on the principal amount outstanding hereunder from time to time as further set forth below.

     1.   Payment Terms/Interest Rate.

          (a) Interest Rate. The Borrower shall pay interest to the Lender on the outstanding and unpaid principal amount due hereunder at a rate equal to fifteen percent (15%) per annum.

          (b) Maturity Date Payment. Any unpaid principal and all accrued, unpaid interest thereon shall be due and payable in full to the Lender on the Maturity Date. The Maturity Date of this Note shall be the earlier of
     (i) July 31, 2004, or (ii) the date this Note is accelerated pursuant to the terms hereof.

          (c) Prepayment. This Note may be prepaid at any time, in whole or in part, without premium or penalty, and any such prepayment shall be applied first to accrued interest and then to principal in inverse order of payments due.

     2. Payments. Payments of principal and interest are to be made at the office of the Lender located at 1131 13th Street, Suite 206, Cody, Wyoming 82414, in lawful money of the United States of America. All payments hereunder shall be applied first to interest due and the balance shall reduce the principal balance.

     3.   Loan; Advance.

          (a) Loan. This Note is entered into in connection with, and to memorialize and evidence the Borrower's obligation to repay, an extension of credit in the form of an advancing term loan which shall be advanced and repaid in accordance with the terms hereof. The total amount advanced pursuant to the terms hereof as of the date hereof is that amount equal to $200,000.00 less the quarterly estimated tax payment that will be owed by the Lender to the Borrower on or about January 15, 2004 (the "January Payment"). The Lender shall not be obligated to advance to the Borrower more than the aggregate principal amount of $110,000.00. The Borrower shall submit written draw requests to the Lender in such form as the Lender shall from time to time reasonably require.

          (b) Advance. This Note shall also constitute evidence that the Lender has advanced to the Borrower the January Payment. Such advance shall not bear interest and shall be repaid by the Borrower as follows: the Lender shall not be required to pay the January Payment to the Borrower.

     4. Default. Each of the following shall constitute a default under this Note (individually, a "Default"):

          (a) Nonpayment. The Borrower fails to pay when due any principal of or interest on this Note.

          (b) Breach of Representations. If any representation or warranty of the undersigned herein is false or misleading in any material respect.

          (c) Bankruptcy, Insolvency, Etc. The Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay debts as they become due; or applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Borrower or any of its property, or makes a general assignment for the benefit of creditors or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Borrower or for a substantial part of its property; or any bankruptcy, reorganization or debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Borrower and, if such case or proceeding is not commenced by the Borrower, it is consented to or acquiesced in by the Borrower; or the Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

          (d) Adverse Judgments. Entry by any court of a final nonappealable judgment against the Borrower in an amount of $10,000 or greater which is not satisfied within thirty (30) days, or an attachment of any material part of the Borrower's assets.

     5. Effect of Default. If any Default shall occur, this Note shall become immediately due and payable at the option of the Lender, and the Lender shall have all rights and remedies to which it is entitled under this Note or applicable law. While any Default exists hereunder, all sums herein promised to be paid shall bear interest at the rate equal to eighteen percent (18%) per annum, accrued from the date of Default to the date on which such Default is cured to the satisfaction of the holder hereof. All past due sums will be paid at the time of and as a condition precedent to the curing of any Default hereunder. During the existence of any such Default, the holder of this Note may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing any said indebtedness as said holder may determine.

     6. Remedies Separate. The Lender may pursue any rights or remedies as the holder of this Note independently or concurrently. All rights, remedies, or powers herein conferred upon the Lender shall, to the extent not prohibited by law, be deemed cumulative and not exclusive of any others thereof, or of any other rights, remedies, or powers available to the Lender. No delay or omission of the Lender to exercise any right, remedy, or power shall impair the same or be construed to be a waiver of any Default or an acquiescence thereto. No waiver of any Default shall extend to or affect any subsequent Default or impair any rights, remedies, or powers available to the Lender. No single or partial exercise of any right, remedy, or power shall preclude other or future exercise thereof by the Lender.

     7. Collection Expenses. In addition to and not in limitation of the foregoing, the Borrower further agrees to pay all expenses, including but not limited to reasonable attorneys' fees and legal expenses, incurred by the Lender in endeavoring to collect any amounts payable hereunder that are not paid when due, whether by acceleration or otherwise.

     8. Waivers. The Borrower, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of the obligations referenced herein, whether primarily or secondarily, severally waive notice of default, notice of dishonor, notice of acceleration, presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) for payment hereof, any release of all or any part of the security for the payment hereof, if any, or any release of any party liable for payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging said party's liability hereunder.

     9. Lawful Rate. Nothing contained in this Note shall be deemed to require the payment of interest by the Borrower in excess of the amount which the Lender may lawfully charge under the applicable usury laws. In the event that the interest provided herein shall exceed such lawful charge, then the amount of interest payable hereunder by the undersigned shall be reduced to the maximum amount of such lawful charge.

     10. Representations of the Borrower. The Borrower hereby warrants and represents as follows:

          (a) This Note is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

          (b) The Borrower is not a party to or otherwise subject to any contract or agreement that restricts or otherwise affects its right or ability to execute this Note or to perform any of its terms. Neither the execution nor delivery of this Note, nor fulfillment of nor compliance with its terms and provisions will conflict with, or result in a breach of the terms, conditions or provisions of, or result in the creation of any lien upon any of the properties or assets of the Borrower pursuant to, or require any consent, approval or other action pursuant to any agreement, instrument or laws to which the Borrower is subject.

     11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma.

     12. Right of Offset. Either before or after the occurrence of a Default hereunder, any amounts due from the Lender to the Borrower such as, but not limited to, those certain quarterly estimated tax payments historically made by the Lender to the Borrower, are pledged to secure payment of this Note and any other obligation to the Lender by the Borrower, and may at any time while the whole or any part of such obligations remain unpaid, either before or after the Maturity Date, be appropriated, held or applied toward the payment of this Note or any other obligation to the Lender by the Borrower.

     IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first above written.

                                    THE BEARD COMPANY

                                    By: HERB MEE, JR.
                                        Herb Mee, Jr., President